Exhibit 99.2

Investing in the future of healthcare.

MPT Medical Properties Trust

THIRD QUARTER 2012 SUPPLEMENTAL INFORMATION

Table of Contents
Company Information	1

Reconciliation of Net Income to Funds from Operations	2

Investment and Revenue by Asset Type, Operator and by State	3

Lease Maturity Schedule	4

Debt Summary	5

Consolidated Balance Sheets	6

Acquisitions and Operating Investments and Related Results	7

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the Securities and Exchange Commission. You can access these documents free of charge at www.sec.gov and from the Company’s website at www.medicalpropertiestrust. com. The information contained on the Company’s website is not incorporated by reference into, and should not be considered a part of, this supplemental package.

For more information, please contact:

Charles Lambert, Managing Director - Capital Markets at (205) 397-8897.

Company Information

Headquarters:

Medical Properties Trust, Inc.

1000 Urban Center Drive, Suite 501

Birmingham, AL 35242

(205) 969-3755

Fax: (205) 969-3756

Website: www.medicalpropertiestrust.com

Executive Officers: Edward K. Aldag, Jr., Chairman, President and Chief Executive Officer

R. Steven Hamner, Executive Vice President and Chief Financial Officer

Emmett E. McLean, Executive Vice President, Chief Operating Officer, Secretary and Treasurer

Investor Relations: Medical Properties Trust, Inc.

1000 Urban Center Drive, Suite 501

Birmingham, AL 35242

Attn: Charles Lambert

(205) 397-8897

clambert@medicalpropertiestrust.com

MPW

LISTED

NYSE.

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Reconciliation of Net Income to Funds From Operations

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
		(A)		(A)
FFO information:
Net income attributable to MPT common stockholders	$31,463,596	$424,565	$61,343,735	$13,843,815
Participating securities’ share in earnings	(224,867)	(263,756)	(714,901)	(860,426)

Net income, less participating securities’ share in earnings	$31,238,729	$160,809	$60,628,834	$12,983,389

Depreciation and amortization:
Continuing operations	8,491,249	7,700,565	25,392,047	22,508,942
Discontinued operations	310,783	729,188	1,021,048	2,169,090
Loss (gain) on sale of real estate	(8,725,735)	—	(7,280,180)	(5,324)
Real estate impairment charge	—	—	—	564,005

Funds from operations	$31,315,026	$8,590,562	$79,761,749	$38,220,102

Write-off straight line rent	1,639,839	—	1,639,839	—
Acquisition costs	410,426	529,880	4,114,696	3,185,933
Debt refinancing costs	—	10,425,037	—	14,214,036
Write-off of other receivables	—	—	—	1,845,968

Normalized funds from operations	$33,365,291	$19,545,479	$85,516,284	$57,466,039

Share-based compensation	1,793,476	1,631,372	5,430,185	5,292,678
Debt costs amortization	867,193	773,206	2,578,020	2,771,268
Additional rent received in advance (B)	(300,000)	(300,000)	(900,000)	(900,000)
Straight-line rent revenue and other	(3,756,682)	(1,802,124)	(7,789,434)	(5,816,986)

Adjusted funds from operations	$31,969,278	$19,847,933	$84,835,055	$58,812,999

Per diluted share data:
Net income, less participating securities’ share in earnings	$0.23	$—	$0.46	$0.12
Depreciation and amortization:
Continuing operations	0.06	0.07	0.19	0.20
Discontinued operations	—	0.01	0.01	0.02
Loss (gain) on sale of real estate	(0.06)	—	(0.05)	—
Real estate impairment charge	—	—	—	0.01

Funds from operations	$0.23	$0.08	$0.61	$0.35

Write-off straight line rent	0.01	—	0.01	—
Acquisition costs	0.01	0.01	0.03	0.03
Debt refinancing costs	—	0.09	—	0.13
Write-off of other receivables	—	—	—	0.01

Normalized funds from operations	$0.25	$0.18	$0.65	$0.52

Share-based compensation	0.01	0.01	0.04	0.05
Debt costs amortization	0.01	0.01	0.02	0.02
Additional rent received in advance (B)	—	—	—	(0.01)
Straight-line rent revenue and other	(0.03)	(0.02)	(0.06)	(0.05)

Adjusted funds from operations	$0.24	$0.18	$0.65	$0.53

(A)	Financials have been restated to reclass to discontinued operations the operating results of certain properties sold in December 2011 and the first nine months of 2012 along with one property held for sale at September 30, 2012.
(B)	Represents additional rent from one tenant in advance of when we can recognize as revenue for accounting purposes. This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

2

INVESTMENT AND REVENUE BY ASSET TYPE, OPERATOR AND BY STATE

Investments and Revenue by Asset Type - As of September 30, 2012

	Total Assets	Percentage of Total Assets	Total Revenue	Percentage of Total Revenue
General Acute Care Hospitals	$1,208,284,747	53.0%	$79,409,988	54.7%
Long-Term Acute Care Hospitals	470,404,815	20.6%	37,306,917	25.7%
Medical Office Buildings	15,795,436	0.7%	1,389,473	1.0%
Rehabilitation Hospitals	380,675,936	16.7%	25,685,198	17.7%
Wellness Centers	15,624,817	0.7%	1,246,018	0.9%
Other assets	187,828,700	8.3%	—	—

Total gross assets	2,278,614,451	100.0%
Accumulated depreciation and amortization	(120,215,169)

Total	$2,158,399,282		$145,037,594	100.0%

Investments and Revenue by Operator - As of September 30, 2012

	Total Assets	Percentage of Total Assets	Total Revenue	Percentage of Total Revenue
Prime Healthcare	$620,235,427	27.2%	$38,112,246	26.3%
Ernest Health, Inc.	403,702,058	17.7%	26,209,915	18.1%
IJKG/HUMC	126,401,831	5.5%	11,333,098	7.8%
Vibra Healthcare	91,238,112	4.0%	8,726,128	6.0%
Kindred Healthcare	83,434,567	3.7%	6,368,394	4.4%
16 other operators	765,773,756	33.6%	54,287,813	37.4%
Other assets	187,828,700	8.3%	—	—

Total gross assets	2,278,614,451	100.0%
Accumulated depreciation and amortization	(120,215,169)

Total	$2,158,399,282		$145,037,594	100.0%

Investment and Revenue by State - As of September 30, 2012

	Total Assets	Percentage of Total Assets	Total Revenue	Percentage of Total Revenue
California	$535,345,927	23.5%	$40,304,155	27.8%
Texas	511,100,353	22.4%	36,319,788	25.0%
New Jersey	126,401,831	5.5%	11,333,098	7.8%
Arizona	95,819,927	4.2%	6,633,483	4.6%
Idaho	85,963,695	3.8%	6,975,591	4.8%
19 other states	736,154,018	32.3%	43,471,479	30.0%
Other assets	187,828,700	8.3%	—	—

Total gross assets	2,278,614,451	100.0%
Accumulated depreciation and amortization	(120,215,169)

Total	$2,158,399,282		$145,037,594	100.0%

3

LEASE MATURITY SCHEDULE - AS OF SEPTEMBER 30, 2012

Total portfolio (1)	Total leases	Base rent (2)	Percent of total base rent
2012	3	$4,285,924	2.8%
2013	—	—	0.0%
2014	2	4,811,508	3.2%
2015	2	4,039,476	2.6%
2016	1	2,250,000	1.5%
2017	—	—	0.0%
2018	1	1,927,452	1.3%
2019	8	10,151,490	6.7%
2020	1	1,039,728	0.7%
2021	4	12,487,514	8.2%
2022	13	39,091,300	25.7%
2023	1	1,216,872	0.8%
2024	1	2,232,504	1.5%
Thereafter	30	68,326,081	45.0%

	67	$151,859,849	100.0%

(1)	Excludes our River Oaks facility, as it is currently under re-development and our five facilities that are under development.
(2)	The most recent monthly base rent annualized. Base rent does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

4

DEBT SUMMARY AS OF SEPTEMBER 30, 2012

Instrument	Rate Type	Rate		Balance	2012	2013	2014	2015	2016	Thereafter

6.875% Notes Due 2021	Fixed	6.88%		$450,000,000	$—	$—	$—	$—	$—	$450,000,000

6.375% Notes Due 2022	Fixed	6.38%		200,000,000	—	—	—	—	—	200,000,000

2011 Credit Facility Revolver	Variable	3.10	% (1)	125,000,000	—	—	—	125,000,000	—	—

2016 Term Loan	Variable	2.48%		100,000,000	—	—	—	—	100,000,000	—

2016 Unsecured Notes	Fixed	5.59	% (2)	125,000,000	—	—	—	—	125,000,000	—

2008 Exchangeable Notes	Fixed	9.25%		11,000,000	—	11,000,000	—	—	—	—

Northland - Mortgage Capital Term Loan	Fixed	6.20%		14,258,020	60,537	249,384	265,521	282,701	298,582	13,101,295

				$1,025,258,020	$60,537	$11,249,384	$265,521	$125,282,701	$225,298,582	$663,101,295

		Debt Discount		(75,257)

				$1,025,182,763

(1)	Represents a $400 million unsecured revolving credit facility with spreads over LIBOR ranging from 2.60% to 3.40%.
(2)	Represents the weighted-average rate for four traunches of the Notes at September 30, 2012 factoring in interest rate swaps in effect at that time.

The Company has entered into two swap agreements which began in July and October 2011. Effective July 31, 2011, the Company is paying 5.507% on $65 million of the Notes and effective October 31, 2011, the Company is paying 5.675% on $60 million of Notes.

5

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

	September 30, 2012	December 31, 2011
	(Unaudited)	(A)
Assets
Real estate assets
Land, buildings and improvements, and intangible lease assets	$1,225,753,769	$1,186,656,442
Construction in progress and other	26,154,688	30,902,348
Real estate held for sale	17,432,421	48,925,401
Net investment in direct financing leases	312,050,375	—
Mortgage loans	368,650,000	165,000,000

Gross investment in real estate assets	1,950,041,253	1,431,484,191
Accumulated depreciation and amortization	(120,215,169)	(94,823,124)

Net investment in real estate assets	1,829,826,084	1,336,661,067

Cash and cash equivalents	36,162,730	102,725,906
Interest and rent receivable	42,093,846	29,862,106
Straight-line rent receivable	38,065,621	33,993,032
Other loans	158,176,919	74,839,459
Deferred financing costs	22,024,564	18,285,175
Other assets	32,049,518	25,506,974

Total Assets	$2,158,399,282	$1,621,873,719

Liabilities and Equity
Liabilities
Debt, net	$1,025,182,763	$689,848,981
Accounts payable and accrued expenses	64,297,021	51,124,723
Deferred revenue	20,374,583	23,307,074
Lease deposits and other obligations to tenants	15,387,183	28,777,787

Total liabilities	1,125,241,550	793,058,565

Equity
Preferred stock, $0.001 par value. Authorized 10,000,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 250,000,000 shares; issued and outstanding - 134,657,087 shares at September 30, 2012 and 110,786,183 shares at December 31, 2011	134,657	110,786
Additional paid in capital	1,280,769,604	1,055,255,776
Distributions in excess of net income	(234,264,221)	(214,058,258)
Accumulated other comprehensive income (loss)	(13,219,965)	(12,230,807)
Treasury shares, at cost	(262,343)	(262,343)

Total Equity	1,033,157,732	828,815,154

Total Liabilities and Equity	$2,158,399,282	$1,621,873,719

(A)	Financials have been derived from the prior year audited financials.

6

ACQUISITIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

Name	Location	Property Type	Acquisition / Development	Investment / Commitment
Ernest Health, Inc.	Nine states	Long-term acute care and inpatient rehabiliation	Acquisition	$396,500,000
Post Acute Medical	Victoria, TX	Inpatient rehabilitation	Development	9,400,000
Ernest Health, Inc.	Lafayette, IN	Inpatient rehabilitation	Development	16,600,000
Centinela Hospital Medical Center	Inglewood, CA	General acute care	Acquisition	100,000,000
St. Mary’s Regional Medical Center	Reno, NV	General acute care	Acquisition	80,000,000
Roxborough Memorial Hospital	Philadelphia, PA	General acute care	Acquisition	30,000,000

Total Investments / Commitments				$632,500,000

OPERATING INVESTMENTS AND RELATED RESULTS AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

Non-Ernest Operating Investments	Operations Revenue		Annualized Return
$10,167,500	$1,943,816		38%

Ernest Health Inc. Operating Investment (1)	Operations Revenue		Annualized Return
$96,500,000	$8,193,833	(2)	15%

Note: The Company’s 2012 estimate for non-Ernest properties’ earnings from equity and other interests in operations is approximately $3.0 million. However, this estimate is for nine months of actuals as we began reporting earnings from equity interests in operations one quarter in arrears starting in 2012; we did not report any earnings from equity interests for the three months ended March 31, 2012.

(1)	The Ernest Health, Inc. transaction closed on February 29, 2012.
(2)	Includes interest from our acquisition note.

7

MPT

Medical Properties Trust

Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 www.medicalpropertiestrust.com

Contact: Charles Lambert, Managing Director - Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com